Total International Stock Market Index Portfolio
Schedule of Investments (unaudited)
As of March 31, 2023
The portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
	Shares	Market Value ($000)
Investment Companies (100.0%)
International Stock Funds (100.0%)
Vanguard Developed Markets Index Fund Admiral Shares	22,148,042	321,368
Vanguard FTSE All-World ex-US Index Fund Admiral Shares	9,633,019	320,491
Vanguard Emerging Markets Stock Index Fund Admiral Shares	5,854,582	196,480
Vanguard European Stock Index Fund Admiral Shares	1,931,312	147,069
Vanguard Pacific Stock Index Fund Admiral Shares	1,154,558	97,017
Vanguard FTSE All-World ex-US Small-Cap Index Fund Admiral Shares	1,302,176	35,120
Vanguard FTSE Canada All Cap Index ETF	918,885	27,631
Total Investment Companies (Cost $1,203,266)		1,145,176
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 4.839% (Cost $360)	3,600	360
Total Investments (100.0%) (Cost $1,203,626)		1,145,536
Other Assets and Liabilities—Net (0.0%)		(258)
Net Assets (100%)		1,145,278
Cost is in $000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

A. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Underlying ETFs are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.  Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
At March 31, 2023, 100% of the market value of the portfolio's investments was determined based on Level 1 inputs.

D.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Dec. 31, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold[1] ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Mar. 31, 2023 Market Value ($000)
Vanguard Developed Markets Index Fund	339,995	9,273	50,952	3,189	19,863	1,123	—	321,368
Vanguard Emerging Markets Stock Index Fund	212,315	9,826	31,906	(1,196)	7,441	106	—	196,480
Vanguard European Stock Index Fund	151,357	10,026	27,856	1,925	11,617	514	—	147,069
Vanguard FTSE All-World ex-US Index Fund	339,001	7,199	45,782	1,708	18,365	661	—	320,491
Vanguard FTSE All-World ex-US Small-Cap Index Fund	37,728	838	5,514	57	2,011	—	—	35,120
Vanguard FTSE Canada All Cap Index ETF	26,548	246	—	—	837	395	—	27,631
Vanguard Market Liquidity Fund	648	NA2	NA2	—	—	6	—	360
Vanguard Pacific Stock Index Fund	103,382	4,674	16,041	210	4,792	205	—	97,017
Total	1,210,974	42,082	178,051	5,893	64,926	3,010	—	1,145,536
1	Does not include adjustments related to return of capital.
2	Not applicable—purchases and sales are for temporary cash investment purposes.